UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 16, 2010
TOPSPIN MEDICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-144472	510394637

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Hama’apilim 5 Kfar Shmaryahu, Israel	Not Applicable

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 972-9-9554333
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On June 16, 2010, the board of directors of TopSpin Medical, Inc. (the “Company”) approved an amendment to the Company’s Bylaws, effective June 16, 2010 to the effect of reducing the minimum quorum required for a meeting of the Company’s directors from a majority of directors to one-third of the total number of directors.
The above description of the amendment to the Company’s Bylaws is qualified in its entirety by reference to the Amended and Restated Bylaws, which are filed as Exhibit 3.1 to this current report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Bylaws of TopSpin Medical, Inc., adopted June 16, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOPSPIN MEDICAL, INC.
Date: June 22, 2010	By:	/s/ Shiri Blackman
		Name:	Shiri Blackman
		Title:	Controller and Acting Principal Financial Officer